                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    -------


                                    FORM 8-K
                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 29, 2000
                                                         ---------------


                          McNAUGHTON APPAREL GROUP INC.
             (Exact name of registrant as specified in its charter)




           Delaware                      0-23440               13-3747173
           --------                      -------               ----------
  (State or other jurisdiction       (Commission File       (I.R.S. Employer
of incorporation or organization)         Number)          Identification No.)



       463 Seventh Avenue
          New York, N.Y.                                        10018
       ------------------                                       -----
(Address of principal executive offices                       (Zip Code)





       Registrant's telephone number, including area code: (212) 947-2960
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Item 5. Other Events

Earn-Out Obligation

      On August 29, 2000, cNaughton Apparel Group Inc. amended the Agreement of Purchase and Sale dated as of April 15, 1998 by and among JJ Acquisition Corp. (now Jeri-Jo Knitwear, Inc.), Norton McNaughton, Inc. (now McNaughton Apparel Group Inc.), Jeri-Jo Knitwear Inc., Jamie Scott, Inc. and the Stockholders of Jamie Scott, Inc.

Item 7.  Exhibits

Exhibit Index
-------------

10.1 Amendment, dated as of August 29, 2000, to Purchase and Sale Agreement dated as of April 15, 1998, as amended, by and among JJ Acquisition Corp. (now Jeri-Jo Knitwear, Inc., Norton McNaughton, Inc. (now McNaughton Apparel Group Inc.), Jeri-Jo Knitwear Inc., Jamie Scott, Inc. and the Stockholders of Jamie Scott, Inc.





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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                McNAUGHTON APAREL GROUP INC.
                                ----------------------------
                                    (Registrant)


Date: August 31, 2000           By: /s/ Peter Boneparth
                                    -------------------
                                    Peter Boneparth
                                    Chief Executive Officer and Chief Operating
                                    Officer
                                    (Principal Executive and Operating Officer)



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